UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2026

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 445-4886

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry Into a Material Definitive Agreement.

On August 27, 2026, NorthStrive Biosciences Inc. (“NorthStrive Biosciences’), a wholly owned subsidiary of PMGC Holdings Inc. (the “Company’), entered into the First Amendment (such amendment, “Amended License Agreement”) to the Development and License Agreement with Yuva Biosciences, Inc., a Delaware corporation (“YuvaBio”). The Development and License Agreement was entered into previously between NorthStrive Biosciences and YuvaBio (the “Parties”) on April 9, 2025.

The Amendment formalized the launch of a three-phase expansion program between the parties to advance all four AI-discovered compounds toward lead compound nomination and updated certain terms of the License Agreement, including the scope of the Parties’ AI Development Program, the underlying intellectual property framework, governing developed technology, the field of use definitions, and associated financial terms.

More specifically, the Amendment amended and restated Section 1.2 of the License Agreement in its entirety to state the following:

1.2 “AI Development Program” or “AIDP” means the activities that are conducted by YuvaBio under this Agreement in accordance with the Development Plan outlined in Exhibit A. The AIDP will involve conducting AI activities in three phases (Phase I, Phase II, and Phase III, as set forth in Appendix A) using YuvaBio’s proprietary methodologies and systems (“AI Activities”). Specifically, Phase I employs AI Activities to assess therapeutic potential but does not identify specific compounds; Phase II utilizes AI Activities to virtually screen and identify a defined list of candidate compounds predicted to have certain desired effects; and Phase III focuses exclusively on biological validation of compounds. Any development beyond the completed Phase III of the AIDP, as described herein shall be known as the “Expansion Program,” which shall constitute AI Activities under the AIDP. The Expansion Program is a three (3)-phase program, consisting of Expansion Phase I, Expansion Phase II, and Expansion Phase III, designed to develop any biologically validated compounds resulting from the AIDP. The Expansion Program includes activities conducted by YuvaBio in accordance with the Expansion Development Plan outlined in Exhibit C.

The Amendment amended and restated Section 1.14 of the License Agreement in its entirety to state the following:

1.14 “Northstrive Field of Use” or “Northstrive FOU” means “Cardiac Diseases” and “Obesity”. Cardiac Diseases are diseases primarily targeting cardiac pathology and specifically excluded diseases with secondary cardiac involvement. Obesity is both the disease named obesity as well as the condition of excess body fat or increased Body Mass Index (“BMI”) to the point determined by relevant health organizations.

The following Sections 1.22 (AI Results) and 1.23 (YuvaBio Platform Technology) were added to Section 1 (Definitions) of the License Agreement:

1.22 “AI Results” means the final list of up to four compounds identified and recommended by YuvaBio which demonstrate biological activity in upregulating ANT in the lab and the raw data with respect to those compounds.1.23 “YuvaBio Platform Technology” means all technology, materials, information, data, know-how and Intellectual Property Rights owned, controlled, developed or used by or on behalf of YuvaBio that constitute, relate to, enable, support or improve YuvaBio’s general discovery, screening, validation or mitochondrial biology platforms, including:

(a) MitoNova™, and all software, source code, object code, algorithms, workflows, computational methods, model architectures, model parameters, model weights, prompts, pipelines, interfaces and documentation relating thereto;

(b) all artificial intelligence, machine-learning, statistical, cheminformatics, bioinformatics, docking, pose-prediction and other computational models and methods;

(c) all training, validation, benchmarking and testing data and datasets, including YuvaBio’s internally generated mitochondrial biogenesis promoter data, the Expansion Program’s screening data, and other proprietary datasets;

(d) the Mitochondrial Biogenesis Panel, including its composition, selection and arrangement of markers, assay methods, interpretation methods, validation criteria, reference data and associated know-how;

(e) all assay platforms, screening platforms, databases, mechanistic findings, libraries, laboratory methods, analytical methods, research tools, workflows, processes and generalizable scientific or technical know-how of YuvaBio; and

(f) all modifications, improvements, enhancements, derivatives and developments of any of the foregoing, whether created before, during or after the Expansion Program.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 31, 2026, PMGC Holdings Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada. The Certificate of Amendment amended and restated Article IV, Section 1 of the Company’s Articles of Incorporation to increase the total number of shares of capital stock that the Company is authorized to issue to 1,500,000,000 shares, consisting of (i) 1,000,000,000 shares of common stock, par value $0.0001 per share, and (ii) 500,000,000 shares of preferred stock, par value $0.0001 per share. The Certificate of Amendment was approved by the holders of shares representing 60.34% of the Company’s voting power and was adopted in accordance with Section 78.390 of the Nevada Revised Statutes. The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 1, 2026, NorthStrive Biosciences Inc., a Delaware corporation and wholly owned subsidiary of PMGC Holdings Inc. (the “Company”) issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”), which disclosed the Amendment and the material terms of the Amendment

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment filed August 31, 2026.
10.1	Form of First Amendment to License and Development Agreement between NorthStrive Biosciences Inc.
99.1	Press Release dated September 1, 2026.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2026

PMGC Holdings, Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer

3